Exhibit 10.1

Execution Version

AMENDMENT NO. 1, dated as of August 12, 2020 (this “Amendment”). Reference is made to the Amended and Restated Credit Agreement dated as of of November 5, 2018 among ANGI HOMESERVICES INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”) and Collateral Agent and the various other parties thereto (as further amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

W I T N E S S E T H :

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, the Agent and the requisite number of Lenders may amend, amend and restate or modify the Credit Agreement pursuant to an agreement in writing;

WHEREAS, the Lenders constituing the Required Lenders under the Credit Agreement are parties hereto;

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, the Agent and the Required Lenders are willing to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1 Amendments. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended by deleting clause (VI) of the definition of “Permitted Unsecured Ratio Debt” in Section 1.01 of the Credit Agreement in its entirety and replacing it with “(VI) no subsidiary of the Borrower other than a Subsidiary Guarantor shall be an obligor under such Indebtedness.”

Section 2 Amendment Effectiveness. This Amendment shall become effective on the date when the following conditions are met or waived (the “Amendment No. 1 Effective Date”):

(a)            the Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties, the Agent, and the Lenders constituting the Required Lenders; and

(b)            the Agent shall have received from the Borrower all expenses required to be paid or reimbursed under Section 9.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 1 Effective Date.

Section 3. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as of the Amendment No. 1 Effective Date:

(a)         the representations and warranties of each Loan Party contained in Article III of the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty was true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty was true and correct in all respects) as of such date; and

(b)         no Default or Event of Default exists or will result from this Amendment.

Section 4. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 9.04 of the Credit Agreement.

Section 5. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 9.10 and 9.11 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 7. Effect of Amendment; Reaffirmation. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment is not intended to constitute a novation of the Credit Agreement or the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ANGI HOMESERVICES INC.

By:	/s/ Jamie Cohen
	Name:	Jamie Cohen
	Title:	Chief Financial Officer

[ANGI - Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Matthew Cheung
	Name:	Matthew Cheung
	Title:	Vice President

[ANGI - Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Matthew Cheung
	Name:	Matthew Cheung
	Title:	Vice President

[ANGI - Amendment No. 1]

Bank of America, N.A., as a Lender

By:	/s/ Laura L. Olson
	Name:	Laura L. Olson
	Title:	Vice President

[ANGI - Amendment No. 1]

BMO Harris Bank N.A., as a Lender

By:	/s/ Madelyne Dreyfuss
	Name:	Madelyne Dreyfuss
	Title:	Vice President

[ANGI - Amendment No. 1]

BNP PariBas, as a Lender

By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director

By:	/s/ Stefano Locatelli
	Name:	Stefano Locatelli
	Title:	Vice President

[ANGI - Amendment No. 1]

Citibank, N.A., as a Lender

By:	/s/ Robert F. Parr
	Name:	Robert F. Parr
	Title:	Managing Director and Vice President

[ANGI - Amendment No. 1]

Fifth Third Bank, National Association, as a Lender

By:	/s/ Marisa Lake
	Name:	Marisa Lake
	Title:	Assistant Vice President

[ANGI - Amendment No. 1]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[ANGI - Amendment No. 1]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Steve Zambriczki
	Name:	Steve Zambriczki
	Title:	Vice President

[ANGI - Amendment No. 1]

PNC Bank N.A., as a Lender

By:	/s/ Eleanor Orlando
	Name:	Eleanor Orlando
	Title:	Vice President

[ANGI - Amendment No. 1]

Socitete Generale, as a Lender

By:	/s/ Andrew Johnman
	Name:	Andrew Johnman
	Title:	Co-Head of Technology Coverage

[ANGI - Amendment No. 1]

Truist Bank, as a Lender

By:	/s/ Cynthia Burton
	Name:	Cynthia Burton
	Title:	Director

[ANGI - Amendment No. 1]